SUPPLEMENT TO THE
PROSPECTUSES AND SUMMARY PROSPECTUSES
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO COREBUILDER SHARES
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MONEY MARKET FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
WELLS FARGO VARIABLE TRUST FUNDS
(Each a “Fund”, together the “Funds”)

On February 23, 2021, Wells Fargo & Company (“Wells Fargo”) announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital Partners”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Funds, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain Funds, and Wells Fargo Funds Distributor, LLC, the Funds’ principal underwriter. Under the terms of the agreement, the purchase price is $2.1 billion. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.

Consummation of the transaction will result in the automatic termination of each Fund’s investment management agreement and sub-advisory agreement(s). The Funds’ Boards of Trustees (the “Boards”) will be asked to approve new investment management arrangements with the new company. If approved by the Boards, and to the extent required by applicable law, the new investment management arrangements with the new company will be presented to the shareholders of each Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the Healthcare, Financial Services & Technology, Technology, Media & Telecommunications, and Growth Business Services Industries. The Chicago-based firm pioneered The Leaders Strategy™ — finding and partnering with management leaders in core domains to identify, acquire, and build market-leading companies through transformational acquisitions and organic growth. Since its inception, GTCR has invested more than $20 billion in over 250 companies.

Reverence Capital Partners is a private investment firm focused on thematic investing in leading global, middle-market financial services businesses through control and influence-oriented investments in five sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013 by Milton Berlinski, Peter Aberg, and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors.

February 23, 2021	AFAM021/P503SP